PROMISSORY NOTE

$20,000.00                                                    Foothill Ranch, CA
                                                               December 13, 2002

     FOR VALUE RECEIVED, Star E Media, at 27171 Burbank, Foothill Ranch, CA 92610, (the "Borrower"), promises to pay to the order of Generation Capital Associates and assigns (the "Lender") at 1085 Riverside Trace, Atlanta, GA 30328, or at such other place as might be designated in writing by the Lender on demand, the principal sum of Twenty thousand dollars ($20,000.00), together with interest thereon at six per cent (6%) per annum. Interest will be calculated on the basis of the actual day elapsed based on a per diem charge computed over a year composed of three hundred sixty-five (365) days. In the event that the principal and accrued interest on this Note is not paid within five (5) business days after written demand by Lender, the interest rate shall be twenty-five per cent (25%) per annum retroactive to December 13, 2002.

     The Borrower will have the right at any time and from time to time to pay the unpaid principal balance of this Note in whole or in part without penalty, but with interest on the unpaid principal balance accrued to the date of payment.

     Borrower  waives  presentment  and  demand  for  payment  hereunder.

     The Borrower agrees that if and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Note the Borrower will pay the Lender's attorney's fees, all court costs and all other expenses and collection costs incurred by the Lender in connection therewith. Borrower and Guarantor agree to the personal jurisdiction of state and/or federal courts located in Fulton County, Georgia. This Note shall be governed by the laws of the state of Georgia.

         IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

     Star E Media

   /s/ E.G. Abbadessa                                  /s/ Greg Gilbert
   -----------------------------------              ----------------------------
   By: E.G. Abbadessa, President & COO              By: Greg Gilbert, Executive
                                                    Vice President

The undersigned E.G. Abbadessa unconditionally guarantees repayment when due of all principal, interest and costs of collection of the above Promissory Note.


   /s/ E.G. Abbadessa
   -----------------------------------
   E.G. Abbadessa